                             THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                              AS OF MARCH 31, 2000

        INFORMATION                                                   PAGE
        -----------                                                   ----
Overview                                                              5-6

Summary of  Operating Properties                                        7

Summary of Properties Under Construction                                8

Supplemental Financial Data                                             9

Property Operating Income                                             10-11

Unconsolidated Joint Ventures Net Income
     and Funds From Operations                                         12

Occupancy Analysis                                                     13

Lease Expiration Schedule                                             14-16

Rental Rates                                                           17

Average Rents                                                         18-19

Summary of Outstanding Consolidated Indebtedness                       20

Summary of Outstanding Unconsolidated Indebtedness                     21

Gross Tenant Reported Sales                                            22

Comparable Specialty Store Tenant Sales                                23

Capital Expenditures                                                  24-26

                              THE MILLS CORPORATION
                                    OVERVIEW

THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of March 31, 2000, a 1% interest as the sole general partner and a 58.45% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of March 31, 2000, the Operating Partnership owns or holds an interest in the following operating properties:


         Mills                                                Location (Metropolitan Market Served)
         -----                                                -------------------------------------
         Franklin Mills                                       Philadelphia, PA  (Philadelphia)
         Gurnee Mills                                         Gurnee, IL (Chicago)
         Potomac Mills                                        Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                       Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                        Ontario, CA (Los Angeles)
         Grapevine Mills                                      Grapevine, TX (Dallas/Fort Worth)
         Arizona Mills                                        Tempe, AZ (Phoenix)
         The Oasis at Sawgrass                                Sunrise, FL  (Ft. Lauderdale)
         Concord Mills                                        Concord, NC (Charlotte)
         Katy Mills                                           Houston, TX (Houston)

         Block
         -----
         The Block at Orange                                  Orange, CA  (Los Angeles)

         Community Centers
         -----------------
         Butterfield Plaza                                    Downers Grove, IL
         Coopers Plaza                                        Voorhees, NJ
         Crosswinds Center                                    St. Petersburg, FL
         Fashion Place                                        Columbia, SC
         Germantown Commons Shopping Center                   Germantown, MD
         Gwinnett Marketfair                                  Duluth, GA
         Liberty Plaza                                        Philadelphia, PA
         Montgomery Village Off-Price Center                  Gaithersburg, MD
         Mount Prospect Plaza                                 Mount Prospect, IL
         West Falls Church Outlet Center                      Falls Church, VA
         Western Hills Plaza                                  Cincinnati, OH

In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Opry Mills (Nashville, TN), Arundel Mills (Dorchester, MD), Discover Mills (Atlanta, GA), Vaughan Mills (Toronto, Cananda) and Meadowlands Mills (Carlstadt, NJ).

                              THE MILLS CORPORATION
                                    OVERVIEW

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of March 31, 2000 for the Company and the Operating Partnership.

CAUTIONARY STATEMENT

Certain matters discussed in this supplemental information package contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operations, projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                        SUMMARY OF OPERATING PROPERTIES

      The following table sets forth certain information with respect to the properties as of March 31, 2000:

                                                                                                                       Anchor
                                                                                                    Total               Store
                                      Metropolitan                Year         Ownership            GLA                 GLA
         Name/Location               Area Serviced               Opened       Percentage        (Sq. Ft.) (1)        (sq.ft.) (1)
     -----------------------         -------------               ------       ----------       ---------------      --------------

     MILLS
     Potomac Mills                       Washington D.C./            1985           100%             1,637,120        1,000,557
            Woodbridge, VA                Baltimore
     Franklin Mills                      Philadelphia/               1989           100%             1,741,526        1,142,835
            Philadelphia, PA             Wilmington
     Sawgrass Mills                      Fort Lauderdale, FL/        1990           100%             1,845,342        1,168,725
            Sunrise, FL                   Miami/Palm Beach
     Gurnee Mills                        Chicago/Milwaukee           1991           100%             1,699,673        1,076,646
             Gurnee, IL
     Ontario Mills                       Los Angeles                 1996            50%             1,471,096          961,527
             Ontario, CA
     Grapevine Mills                     Dallas/Fort Worth           1997           37.5%            1,496,814          953,417
          Grapevine, TX
     Arizona Mills                       Phoenix                     1997           36.8%            1,233,884          700,731
          Tempe, AZ
     The Oasis at Sawgrass               Fort Lauderdale, FL/        1999            50%               290,063          134,860
            Sunrise, FL                   Miami/Palm Beach
     Concord Mills                       Charlotte                   1999           37.5%            1,235,755  (4)     670,009
            Concord, NC
     Katy Mills                          Houston                     1999           62.5%            1,160,168          595,993
            Houston, TX
                                                                                                  -------------    -------------
                MILLS TOTALS/WEIGHTED AVERAGES                                                      13,811,441        8,405,300
                                                                                                  =============    =============

     The Block at Orange                 Los Angeles/Orange          1998            50%               644,652          359,701
                                                                                                  =============    =============
                                         County

     COMMUNITY CENTERS (11 CENTERS)                                                                  2,216,420        1,365,729
                                                                                                   =============   =============

                                                  Specialty                                                       12 Mos. Ended
                                                   Store                               Annualized      No. of        3/31/2000
                                                    GLA               Percent             Base         Anchor      Specialty Store
         Name/Location                           (sq.ft.) (1)        Leased (2)         Rent (5)     Stores (3)      Sales PSF
     -----------------------                    --------------       ----------         --------     ----------      ---------
     MILLS
     Potomac Mills                                  636,563              97%          $ 21,786,911       18             $ 331
            Woodbridge, VA
     Franklin Mills                                 598,691              91%            17,464,511       17               319
            Philadelphia, PA
     Sawgrass Mills                                 676,617              95%            24,544,365       18               434
            Sunrise, FL
     Gurnee Mills                                   623,027              96%            17,700,047       17               297
             Gurnee, IL
     Ontario Mills                                  509,569              97%            19,640,168       23               369
             Ontario, CA
     Grapevine Mills                                543,397              96%            20,600,751       17               297
          Grapevine, TX
     Arizona Mills                                  533,153              96%            19,184,491       16               316
          Tempe, AZ
     The Oasis at Sawgrass..                        155,203              92%             5,728,049        3            N/A (6)
            Sunrise, FL
     Concord Mills                                  565,746              89%            18,463,058       15            N/A (6)
            Concord, NC
     Katy Mills                                     564,175              91%            18,270,204       13            N/A (6)
            Houston, TX
                                                ------------                     ------------------   ---------
               MILLS TOTALS/WEIGHTED AVERAGES     5,406,141              94%         $ 183,382,555      157             $ 340
                                                ============                      =================   =========

     The Block at Orange                             284,951             90%          $ 13,553,183        9             $ 345
                                                ============                     =================    =========
     COMMUNITY CENTERS (11 CENTERS)
                                                     850,691             86%          $ 17,220,756       26
                                                ============                     =================   ==========


 (1) Includes 963,173 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; West Falls Church- 2,240 square feet of gross leaseable area and Ontario Mills - 125,000 square feet of gross leaseable area.

 (2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of March 1, 2000, excluding tenants with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).

 (3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

 (4) Concord Mills will contain approximately 1.3 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

 (5) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 3/31/00 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 177,063 square feet at Grapevine Mills.

 (6) Twelve months ended March 31, 2000 sales per square foot information is not available for The Oasis at Sawgrass, Concord Mills and Katy Mills, which commenced business in April 1999, September 1999 and October 1999, respectively.

                             THE MILLS CORPORATION
                    SUMMARY OF PROPERTIES UNDER CONSTRUCTION

                                                                                                       Estimated
                                                     Anticipated      Approx.                          Aggregate
                                 Metropolitan          Opening          GLA            Company          Project
    Name/Location               Area Serviced          Date (1)     (Sq. Ft.) (1,2)   Ownership         Cost (1)
 -----------------------      ----------------        ------------  --------------    -------------    -------------
                                                                                                       (millions)
Opry Mills                  Nashville                  Spring          1,200,000        66.7%  (5)       $ 226
       Nashville, TN                                  2000 (6)

Arundel Mills               Baltimore/                  Fall           1,300,000        37.5%            $ 231
       Dorchester, MD       Washington D.C.             2000

Discover Mills              Atlanta                     Spring         1,200,000        50.0%            $ 231
       Atlanta, GA                                      2001




                                                                                       Anchor
                                  Required       Company's                              Store
                                Equity from      Equity at         Percentage          Tenant
         Name/Location            Company         3/31/00        Pre-leased (4)      Commitments
      -----------------------    -------------   -------------   -----------------   --------------
                                 (millions)
     Opry Mills                         $ 52.00         $ 52.00(8)      81%                 14
            Nashville, TN

     Arundel Mills                      $ 17.50         $ 12.93         32%                 10
            Dorchester, MD

     Discover Mills                     $     -         $     -         N/A (3)            N/A (3)
            Atlanta, GA

  (1) Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

  (2) Approximate GLA includes space that may be owned by certain anchor store tenants.

  (3) The Company recently has begun leasing efforts for these projects and has obtained various letters of interest.

  (4) Consists of fully executed leases as of March 31, 2000.

  (5) The Company has entered into a letter of intent with Kan Am to fund 100% of the Company's equity requirement for Opry Mills. Upon formation of the joint venture (which is subject to final documentation), Kan Am will receive a 33.33% interest in Opry Mills Limited Partnership.

  (6) Opry Mills opened May 11, 2000.

                              THE MILLS CORPORATION
                           SUPPLEMENTAL FINANCIAL DATA
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                    THREE MONTHS ENDED
                                                                           MARCH 31
                                                                  2000                1999
                                                               ------------        ------------
STATEMENT OF OPERATIONS DATA:

      REVENUES:
         Minimum rent                                              $25,706             $26,017
         Percentage rent                                               346                 196
         Recoveries from tenants                                    13,386              13,332
         Other property revenue                                      2,287               1,665
         Management fee income                                       1,793                 951
         Other fee income                                            2,410               2,377
         Interest income                                               787               1,054
                                                               ------------        ------------
         Total revenues                                             46,715              45,592

      EXPENSES:
         Recoverable from tenants                                   11,455              11,722
         Other operating                                               975               1,202
         General and administrative                                  3,335               2,924
         Interest expense                                           12,801              11,123
         Depreciation and amortization                               9,243               8,617
                                                               ------------        ------------
         Total expenses                                             37,809              35,588

      Other income/(expense)                                          (371)               (179)
      Equity in earnings of unconsolidated joint ventures            1,668               1,017
                                                               ------------        ------------
      Income before extraordinary item and minority interests       10,203              10,842

      Extraordinary losses on debt extinguishments                  (1,513)             (2,762)
                                                               ------------        ------------
      Income before minority interests                               8,690               8,080

      Minority interests                                            (3,524)             (3,285)
                                                               ------------        ------------

      Net income                                                    $5,166              $4,795
                                                               ============        ============

      Income per share before extraordinary item  (Basic)            $0.26               $0.28
                                                               ============        ============
      Income per share before extraordinary item  (Diluted)          $0.26               $0.28
                                                               ============        ============

      Net income per share (Basic)                                   $0.22               $0.21
                                                               ============        ============
      Net income per share (Diluted)                                 $0.22               $0.21
                                                               ============        ============

FUNDS FROM OPERATIONS (*):
      Income before extraordinary item
         and minority interests                                    $10,203             $10,842

      Adjustments:
         Add:  Depreciation and amortization of real estate
                assets                                               7,728               7,714
         Add:  Real estate depreciation and amortization
                of unconsolidated joint ventures                     5,687               2,748
                                                               ------------        ------------
      Funds from operations                                        $23,618             $21,304
                                                               ============        ============
      BASIC:
      Weighted average shares                                       23,173              23,111
      Weighted average shares and units                             39,001              38,956

      DILUTED:
      Weighted average shares                                       23,192              23,225
      Weighted average shares and units                             39,020              39,069

--------------------------------------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate related depreciation and amortization after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E. THE COMPANY'S PUSH CART PROGRAM), THE COMMUNITY CENTERS AND THE BLOCK. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE THREE MONTHS ENDED MARCH 31, 2000

WHOLLY OWNED PROPERTIES


                                             Potomac      Franklin      Sawgrass       Gurnee      Mainstreet
                                             -------      --------      --------       ------      ---------
RENTAL REVENUES:
     Minimum rent                               $ 5,437       $ 4,529       $ 6,236       $ 4,490         $ 557
     Percentage rent                                 19            30            91            35            88
     Recoveries from tenants                      2,455         3,111         3,862         2,437             -
     Other revenue                                  225           340           949           347           158
                                             --------------------------------------------------------------------
        Total rental revenues                     8,136         8,010        11,138         7,309           803

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     2,070         2,264         3,442         2,154             -
     Other operating                                161           141           111            91           367
                                             -----------------------------------------------------------------------
        Total property operating costs (1)        2,231         2,405         3,553         2,254           367

                                             -----------------------------------------------------------------------
PROPERTY OPERATING INCOME                       $ 5,905       $ 5,605       $ 7,585         5,064         $ 436
                                             =======================================================================



                                                Community
                                                 Centers            Total
                                                 -------            -----
RENTAL REVENUES:
     Minimum rent                                   $ 4,457       $ 25,706
     Percentage rent                                     83            346
     Recoveries from tenants                          1,521         13,386
     Other revenue                                      268          2,287
                                          ---------------------------------
        Total rental revenues                         6,329         41,725

PROPERTY OPERATING COSTS:
     Recoverable from tenants                         1,525         11,455
     Other operating                                    104            975
                                          ---------------------------------
        Total property operating costs (1)            1,629         12,430

                                          ---------------------------------
PROPERTY OPERATING INCOME                           $ 4,700         29,295
                                          =================================






UNCONSOLIDATED JOINT VENTURES


                                             Ontario      Grapevine      Arizona      The Block     The Oasis      Concord
                                             -------      --------      --------      ---------    ----------      -------
RENTAL REVENUES:
     Minimum rent                               $ 5,031       $ 5,782       $ 5,336       $ 4,254       $ 1,544       $ 4,941
     Percentage rent                                160           334             6            55             -           126
     Recoveries from tenants                      2,364         2,805         2,118         1,037           523         1,450
     Other revenue                                  514           616           457           217            23           518
                                          --------------------------------------------------------------------------------------
        Total rental revenues                     8,069         9,537         7,917         5,563         2,090         7,035

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     2,068         2,397         2,014         1,258           483         1,228
     Other operating                                181           128            96           155            23            50
                                          --------------------------------------------------------------------------------------
        Total property operating costs(1)         2,249         2,525         2,110         1,413           506         1,278

                                          --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                       $ 5,820       $ 7,012       $ 5,807       $ 4,150       $ 1,584       $ 5,757
                                          ======================================================================================



                                                 Katy              Other      Total
                                                -----              -----      -----

RENTAL REVENUES:
     Minimum rent                                  $ 4,659          $ 38      $ 31,585
     Percentage rent                                   144             -           825
     Recoveries from tenants                         2,179             -        12,476
     Other revenue                                     426             -         2,771
                                          ---------------------------------------------
        Total rental revenues                        7,408            38        47,657

PROPERTY OPERATING COSTS:
     Recoverable from tenants                        2,130             -        11,578
     Other operating                                    56            64           753
                                          ---------------------------------------------
        Total property operating costs  (1)          2,186            64        12,331

                                          ---------------------------------------------
PROPERTY OPERATING INCOME                          $ 5,222         $ (26)     $ 35,326
                                          =============================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $232, Franklin Mills - $191, Sawgrass Mills - $249, Gurnee Mills - $180, Community Centers - $193, Ontario Mills - $248, Grapevine Mills - $406, Arizona Mills - $384, The Block at Orange - $153, The Oasis at Sawgrass - $48, Concord Mills - $314 and Katy Mills - $162.

                             THE MILLS CORPORATION
                           PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                  (UNAUDITED)


The following table sets forth the property operating income for each of the Mills Mainstreet (i.e. the Company's push cart program). The Community Center and The Block. The purpose of this table is to provide details about certain line items within the Supplemental Financial Data shown on page 9 and is not intended be a representation of net income according to generally accepted accounting principles.

FOR THE THREE MONTHS ENDED MARCH 31, 1999

WHOLLY OWNED PROPERTIES



                                             Potomac      Franklin      Sawgrass       Gurnee      Mainstreet
                                             -------      --------      --------      ---------    ----------
RENTAL REVENUES:
     Minimum rent                               $ 5,353       $ 4,682       $ 6,497       $ 4,393         $ 401
     Percentage rent                                  7            37            87             7            58
     Recoveries from tenants                      2,420         2,956         3,931         2,437
     Other revenue                                  179           179           770           284           232
                                          ----------------------------------------------------------------------
        Total rental revenues                     7,959         7,854        11,285         7,121           691

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     2,126         2,336         3,556         2,150             -
     Other operating                                245           203           123           168           373
                                          ----------------------------------------------------------------------
        Total property operating costs(1)         2,371         2,539         3,679         2,318           373

                                          ----------------------------------------------------------------------
PROPERTY OPERATING INCOME                       $ 5,588       $ 5,315       $ 7,606       $ 4,803         $ 318
                                          ======================================================================



                                             Community
                                              Centers        Total
                                              -------        ------
RENTAL REVENUES:
     Minimum rent                                $ 4,691       $ 26,017
     Percentage rent                                   -            196
     Recoveries from tenants                       1,588         13,332
     Other revenue                                    21          1,665
                                          ------------------------------
        Total rental revenues                      6,300         41,210

PROPERTY OPERATING COSTS:
     Recoverable from tenants                      1,554         11,722
     Other operating                                  90          1,202
                                          ------------------------------
        Total property operating costs(1)          1,644         12,924
                                          ------------------------------
PROPERTY OPERATING INCOME                        $ 4,656       $ 28,286
                                          ==============================




UNCONSOLIDATED JOINT VENTURES
                                             Ontario      Grapevine      Arizona      The Block       Other         Total
                                             -------      --------      --------      ---------    ----------      -------

RENTAL REVENUES:
     Minimum rent                               $ 4,861       $ 5,351       $ 5,081       $ 3,896         $ 223      $ 19,412
     Percentage rent                                  -             -           110             -             -           110
     Recoveries from tenants                      2,376         2,470         2,102         1,010             4         7,962
     Other revenue                                  378           414           358           317             -         1,467
                                          ------------------------------------------------------------------------------------
        Total rental revenues                     7,615         8,235         7,651         5,223           227        28,951

PROPERTY OPERATING COSTS:
     Recoverable from tenants                     2,189         2,356         2,107         1,288            40         7,980
     Other operating                                236           192           166            76           120           790
                                          ------------------------------------------------------------------------------------
        Total property operating costs (1)        2,425         2,548         2,273         1,364           160         8,770

                                          ------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                       $ 5,190       $ 5,687       $ 5,378       $ 3,859          $ 67      $ 20,181
                                          ====================================================================================


(1)  Total property operating costs excludes management fees as follows:
     Potomac Mills - $202, Franklin Mills - $193, Sawgrass Mills - $310, Gurnee Mills - $197, Community Centers - $192, Ontario Mills - $182, Grapevine Mills - $313, Arizona Mills - $335, The Block at Orange - $189 and Other - $2.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2000

                                        Ontario     Grapevine     Arizona      The Block      The Oasis    Concord       Katy
                                        -------      --------     --------     ---------      ----------   -------     -------
REVENUES
     Minimum rent                          $ 5,031      $ 5,782     $ 5,336      $ 4,254     $ 1,544      $ 4,941     $ 4,659
     Percentage rent                           160          334           6           55           -          126         144
     Recoveries from tenants                 2,364        2,805       2,118        1,037         523        1,450       2,179
     Interest income                           934          112          72          486         137          231         372
     Other revenue                             514          616         457          217          23          518         426
                                       -----------------------------------------------------------------------------------------
        Total revenues                       9,003        9,649       7,989        6,049       2,227        7,266       7,780

Expenses:
     Recoverable from tenants                2,068        2,397       2,014        1,258         483        1,228       2,130
     Other operating  (1)                      429          534         480          308          71          364         218
     Interest expense                        2,431        2,506       2,634        2,306         673        2,452       2,049
     Depreciation and amortization           2,139        2,658       1,868        2,226         986        3,357       3,442
                                       -----------------------------------------------------------------------------------------
       Total Expenses                        7,067        8,095       6,996        6,098       2,213        7,401       7,839

     Gain on Land Sales                          -            -           -            -           -            -           -
     Other                                       -            -          (8)         (14)          -            -           -
                                       -----------------------------------------------------------------------------------------

NET INCOME/(LOSS)                            1,936        1,554         985          (63)         14         (135)        (59)
                                       =========================================================================================

RECONCILIATION OF NET INCOME TO
FUNDS FROM OPERATIONS

Income before extraordinary items            1,936        1,554         985          (63)         14         (135)        (59)

Adjustments:
   Add: Depreciation and amortization
         of real estate assets               2,103        2,615       1,706        2,065         869        3,132       3,105
                                       -----------------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                $ 4,039      $ 4,169     $ 2,691      $ 2,002       $ 883      $ 2,997     $ 3,046
                                       =========================================================================================
MILLS ALLOCATIONS:
     Mills share of FFO                      1,761        1,415         991          491         201        1,124       1,218
     Management Fees due Mills                 248          271         249          153          48          209         162
                                       -----------------------------------------------------------------------------------------

     Total Mills FFO                       $ 2,009      $ 1,686     $ 1,240        $ 644       $ 249      $ 1,333     $ 1,380
                                       =========================================================================================

     Mills share of net income/(loss)        $ 844        $ 527       $ 363        $ (15)        $ 3        $ (51)      $ (24)
                                       =========================================================================================



FOR THE THREE MONTHS ENDED MARCH 31, 2000

                                          Other     Total
                                         --------   --------

REVENUES
     Minimum rent                          $ 38    $ 31,585
     Percentage rent                          -         825
     Recoveries from tenants                  -      12,476
     Interest income                        243       2,587
     Other revenue                            -       2,771
                                     -----------------------
        Total revenues                      281      50,244

EXPENSES:
     Recoverable from tenants                 -      11,578
     Other operating  (1)                    64       2,468
     Interest expense                       107      15,158
     Depreciation and amortization          270      16,946
                                     -----------------------
       Total Expenses                       441      46,150

     Gain on Land Sales                     122         122
     Other                                    -         (22)
                                     -----------------------

NET INCOME/(LOSS)                           (38)      4,194
                                     =======================

RECONCILIATION OF NET INCOME TO
FUNDS FROM OPERATIONS

Income before extraordinary items           (38)      4,194

Adjustments:
   Add: Depreciation and amortization
          of real estate assets             270      15,865
                                     -----------------------

TOTAL FUNDS FROM OPERATIONS               $ 232    $ 20,059
                                     =======================

MILLS ALLOCATIONS:
     Mills share of FFO                     154       7,355
     Management Fees due Mills                -       1,340
                                     -----------------------
     Total Mills FFO                      $ 154       8,695
                                     =======================
     Mills share of net income/(loss)        21     $ 1,668
                                     =======================




(1)  Total property operating costs includes management fees as follows:
     Ontario Mills - $248, Grapevine Mills - $406, Arizona Mills - $384, The Block at Orange - $153, The Oasis at Sawgrass - $48, Concord Mills
     - $314 and Katy Mills - $162.

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS

                                  GROSS LEASED & OCCUPIED AREA (S.F.) (1)
                                              GLA Occupied (3)
Project                         Total GLA         at 3/00                   %
-------                         ---------     ---------------              ---------
Potomac Mills                       1,637,120        1,589,429                97.09%
Franklin Mills                      1,741,526        1,593,297                91.49%
Sawgrass Mills                      1,845,342        1,757,537                95.24%
Gurnee Mills                        1,699,673        1,623,889                95.54%
                            --------------------------------------------------------  -
Total Mills                         6,923,661        6,564,152                94.81%

Butterfield                           114,610           93,603                81.67%
Coopers Plaza                         173,509          100,162                57.73%
Crosswinds                            144,273          141,600                98.15%
Fashion Place                         147,950          118,018                79.77%
Germantown                            177,097          172,121                97.19%
Gwinnett                              194,503          161,074                82.81%
Liberty Plaza                         315,067          248,856                78.99%
Montgomery Village                    117,391           94,601                80.59%
Mt. Prospect                          298,600          292,170                97.85%
West Falls Church                      87,824           86,488                98.48%
Western Hills                         445,596          396,316                88.94%
                            --------------------------------------------------------
                                    2,216,420        1,905,009                85.95%
                            --------------------------------------------------------
Total Wholly Owned                  9,140,081        8,469,161                92.66%
                            ========================================================

Joint Ventures:

Ontario Mills                       1,471,096        1,427,436                97.03%
Grapevine Mills                     1,496,814        1,438,159                96.08%
Arizona Mills                       1,233,884        1,185,109                96.05%
Concord Mills                       1,235,755        1,097,884                88.84%
Katy Mills                          1,160,168        1,060,152                91.38%
The Block at Orange                   644,652          580,719                90.08%
The Oasis at Sawgrass                 290,063          267,590                92.25%
                            --------------------------------------------------------
Total Joint Ventures                7,532,432        7,057,049                93.69%
                            ========================================================
Total Mills                        13,811,441       13,040,482                94.42%
                            ========================================================
Total Wholly Owned
  and Joint Ventures               16,672,513       15,526,210                93.12%
                            ========================================================



                              GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)
                                Total          GLA Occupied (3)
Project                     Specialty GLA        at 3/00              %
-------                     -------------     ---------------        --------
Potomac Mills                    636,563           588,872                92.51%
Franklin Mills                   598,691           518,017                86.52%
Sawgrass Mills                   676,617           636,964                94.14%
Gurnee Mills                     623,027           547,243                87.84%
                        --------------------------------------------------------
Total Mills                    2,534,898         2,291,096                90.38%

Butterfield                       72,677            72,677               100.00%
Coopers Plaza                     14,953                 0                 0.00%
Crosswinds                        23,298            20,625                88.53%
Fashion Place                     74,692            44,760                59.93%
Germantown                       130,341           125,365                96.18%
Gwinnett                          96,956            63,527                65.52%
Liberty Plaza                     52,320            39,458                75.42%
Montgomery Village                80,986            58,196                71.86%
Mt. Prospect                     126,005           119,575                94.90%
West Falls Church                 49,983            48,647                97.33%
Western Hills                    128,480            79,200                61.64%
                        --------------------------------------------------------
                                 850,691           672,030                79.00%
                        --------------------------------------------------------
Total Wholly Owned             3,385,589         2,963,126                87.52%
                        ========================================================

Joint Ventures:

Ontario Mills                    509,569           465,909                91.43%
Grapevine Mills                  543,397           484,742                89.21%
Arizona Mills                    533,153           484,378                90.85%
Concord Mills                    565,746           427,875                75.63%
Katy Mills                       564,175           464,159                82.27%
The Block at Orange              284,951           221,018                77.56%
The Oasis at Sawgrass            155,203           132,730                85.52%
                        --------------------------------------------------------
Total Joint Ventures           3,156,194         2,680,811                84.94%
                        ========================================================
Total Mills                    5,406,141         4,750,889                87.88%
                        ========================================================
Total Wholly Owned
  and Joint Ventures           6,541,783         5,643,937                86.28%
                         =======================================================


                                                  TOTAL VACANT S.F.
                                                      Vacancies
Project                             Anchor           Specialty          Total
-------                            --------          ----------         -------
Potomac Mills                             0            47,691           47,691
Franklin Mills                       67,555            80,674          148,229
Sawgrass Mills                       48,152            39,653           87,805
Gurnee Mills                              0            75,784           75,784
                            ----------------------------------------------------
Total Mills                         115,707           243,802          359,509

Butterfield                          21,007                 0           21,007
Coopers Plaza                        58,394            14,953           73,347
Crosswinds                                0             2,673            2,673
Fashion Place                             0            29,932           29,932
Germantown                                0             4,976            4,976
Gwinnett                                  0            33,429           33,429
Liberty Plaza                        53,349            12,862           66,211
Montgomery Village                        0            22,790           22,790
Mt. Prospect                              0             6,430            6,430
West Falls Church                         0             1,336            1,336
Western Hills                             0            49,280           49,280
                            ----------------------------------------------------
                                    132,750           178,661          311,411
                            ----------------------------------------------------
Total Wholly Owned                  248,457           422,463          670,920
                            ====================================================

Joint Ventures:

Ontario Mills                             0            43,660           43,660
Grapevine Mills                           0            58,655           58,655
Arizona Mills                             0            48,775           48,775
Concord Mills                             0           137,871          137,871
Katy Mills                                0           100,016          100,016
The Block at Orange                       0            63,933           63,933
The Oasis at Sawgrass                     0            22,473           22,473
                            ---------------------------------------------------
Total Joint Ventures                      0           475,383          475,383
                            ===================================================
Total Mills                         115,707           655,252          770,959
                            ===================================================
Total Wholly Owned
  and Joint Ventures                248,457           897,846        1,146,303
                            ===================================================


(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Grapevine Mills of 177,063 square feet are also included.

(2)  Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of March 1, 2000, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                              THE MILLS CORPORATION
                         LEASE EXPIRATION SCHEDULE (4)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 2000 multiplied by 12.

                                           No. of                      2000                        No. of
                                           Leases                   Annualized                     Leases
                                          Expiring        Sq Ft      Min. Rent         psf        Expiring         Sq Ft
                                          --------        -----      ---------         ---        --------         -----
Potomac Mills:
     Anchors  (2)                             -               -     $         -     $      -             -               -
     Majors   (2)                             -               -               -            -             2          67,052
     Specialty                               21          48,147       1,302,481         27.05           25          61,731
     Food Court                               4           2,942         205,097         69.71            3           2,484
                                        --------------------------------------------------------------------------------------
                                             25          51,089     $ 1,507,578     $   29.51           30         131,267


Franklin Mills:
     Anchors  (2)                             -               -     $         -     $       -            1          70,701
     Majors   (2)                             -               -               -             -            1          25,127
     Specialty                               17          71,622       1,473,089         20.57           37         108,063
     Food Court                               -               -               -             -            1             490
                                        --------------------------------------------------------------------------------------
                                             17          71,622     $ 1,473,089     $   20.57           40         204,381


Sawgrass Mills:
     Anchors  (2,3)                           1          78,619     $   255,512     $    3.25            2         147,915
     Majors   (2)                             1          20,189         240,000         11.89            -               -
     Specialty                               48         155,267       3,608,239         23.24           43         153,076
     Food Court                              21          17,931         994,014         55.44            4           3,124
                                        --------------------------------------------------------------------------------------
                                             71         272,006     $ 5,097,765     $   18.74           49         304,115


Gurnee Mills:
     Anchors  (2)                             -               -     $         -     $      -             3         231,271
     Majors   (2)                             -               -               -            -             1          40,752
     Specialty                               14          47,708         895,057         18.76           51         168,110
     Food Court                               1             657          24,309         37.00           14          10,061
                                        --------------------------------------------------------------------------------------
                                             15          48,365     $   919,366     $   19.01           69         450,194


Total Mills w/o Joint Ventures:
     Anchors  (2)                             1          78,619     $   255,512     $    3.25            6         449,887
     Majors   (2)                             1          20,189         240,000         11.89            4         132,931
     Specialty                              100         322,744       7,278,866         22.55          156         490,980
     Food Court                              26          21,530       1,223,420         56.82           22          16,159
                                        --------------------------------------------------------------------------------------
                                            128         443,082     $ 8,997,798     $   20.31          188       1,089,957
                                        ======================================================================================


                                             2001                       No. of                         2002
                                          Annualized                    Leases                      Annualized
                                           Min. Rent         psf       Expiring       Sq Ft         Min. Rent          psf
                                           ---------         ---       --------       -----         ---------          ---
Potomac Mills:
     Anchors  (2)                       $         -     $      -             -               -     $         -     $       -
     Majors   (2)                           602,846          8.99            -               -               -             -
     Specialty                            1,693,920         27.44           32         121,924       2,589,492         21.24
     Food Court                             154,621         62.25            3           1,859         127,485         68.58
                                        -----------------------------------------------------------------------------------------
                                        $ 2,451,387     $   18.67           35         123,783     $ 2,716,977     $   21.95


Franklin Mills:
     Anchors  (2)                       $   484,302     $    6.85            -               -     $         -     $       -
     Majors   (2)                           178,402          7.10            1          30,237         257,015          8.50
     Specialty                            2,332,893         21.59           27          85,380       1,864,241         21.83
     Food Court                              15,000         30.61            3           2,512          74,660         29.72
                                        -----------------------------------------------------------------------------------------
                                        $ 3,010,597     $   14.73           31         118,129     $ 2,195,916     $   18.59


Sawgrass Mills:
     Anchors  (2,3)                     $ 1,101,435     $    7.45            -               -     $         -     $       -
     Majors   (2)                                 -             -            2          42,657         365,206          8.56
     Specialty                            3,533,003         23.08           28          72,495       2,245,382         30.97
     Food Court                             176,752         56.58            2           1,852          87,602         47.30
                                        -----------------------------------------------------------------------------------------
                                        $ 4,811,190     $   15.82           32         117,004     $ 2,698,190     $   23.06


Gurnee Mills:
     Anchors  (2)                       $ 1,381,540     $    5.97            1          61,265     $   495,000     $    8.08
     Majors   (2)                           289,339          7.10            1          33,627         252,202          7.50
     Specialty                            3,464,004         20.61           23          71,104       1,544,252         21.72
     Food Court                             572,738         56.93            5           3,611         228,158         63.18
                                        -----------------------------------------------------------------------------------------
                                        $ 5,707,621     $   12.68           30         169,607     $ 2,519,612     $   14.86


Total Mills w/o Joint Ventures:
     Anchors  (2)                       $ 2,967,277     $    6.60            1          61,265     $   495,000     $    8.08
     Majors   (2)                         1,070,587          8.05            4         106,521         874,423          8.21
     Specialty                           11,023,820         22.45          110         350,903       8,243,367         23.49
     Food Court                             919,111         56.88           13           9,834         517,905         52.66
                                        -----------------------------------------------------------------------------------------
                                        $15,980,795     $   14.66          128         528,523     $10,130,695     $   19.17
                                        =========================================================================================

                                         No. of                      After 2002                       No. of
                                         Leases                      Annualized                       Leases
                                        Expiring        Sq Ft         Min. Rent        psf           Expiring       Sq Ft
                                        --------        -----         ---------        ---           --------       -----
Potomac Mills:
     Anchors  (2)                             5         530,633     $ 3,040,838     $    5.73            5         530,633
     Majors   (2)                            10         322,872       2,880,095          8.92           12         389,924
     Specialty                               99         346,885       9,031,358         26.04          177         578,687
     Food Court                               4           2,900         158,678         54.72           14          10,185
                                        -------------------------------------------------------------------------------------
                                            118       1,203,290     $15,110,969     $   12.56          208       1,509,429


Franklin Mills:
     Anchors  (2)                             4         357,592     $ 3,089,629     $    8.64            5         428,293
     Majors   (2)                             7         229,641       2,396,677         10.44            9         285,005
     Specialty                               60         243,675       5,030,997         20.65          141         508,740
     Food Court                               8           6,275         267,606         42.65           12           9,277
                                        -------------------------------------------------------------------------------------
                                             79         837,183     $10,784,909     $   12.88          167       1,231,315


Sawgrass Mills:
     Anchors  (2,3)                           5         432,246     $ 2,888,695     $    6.68            8         658,780
     Majors   (2)                             5         176,653       2,273,629         12.87            8         239,499
     Specialty                               67         229,654       6,683,298         29.10          186         610,492
     Food Court                               2           3,565          91,598         25.69           29          26,472
                                        -------------------------------------------------------------------------------------
                                             79         842,118     $11,937,220     $   14.18          231       1,535,243


Gurnee Mills:
     Anchors  (2)                             3         298,419     $ 1,449,681     $    4.86            7         590,955
     Majors   (2)                             5         160,506       1,840,098         11.46            7         234,885
     Specialty                               63         242,233       5,088,614         21.01          151         529,155
     Food Court                               6           3,759         175,055         46.57           26          18,088
                                        -------------------------------------------------------------------------------------
                                             77         704,917     $ 8,553,448     $   12.13          191       1,373,083


Total Mills w/o Joint Ventures:
     Anchors  (2)                            17       1,618,890     $10,468,843     $    6.47           25       2,208,661
     Majors   (2)                            27         889,672       9,390,499         10.56           36       1,149,313
     Specialty                              289       1,062,447      25,834,267         24.32          655       2,227,074
     Food Court                              20          16,499         692,937         42.00           81          64,022
                                        -------------------------------------------------------------------------------------
                                            353       3,587,508     $46,386,546     $   12.93          797       5,649,070
                                        =====================================================================================

                                           Total
                                         Annualized
                                         Min. Rent          psf
                                         ---------          ---
Potomac Mills:
     Anchors  (2)                       $ 3,040,838     $    5.73
     Majors   (2)                         3,482,941          8.93
     Specialty                           14,617,251         25.26
     Food Court                             645,881         63.41
                                        ---------------------------
                                        $21,786,911     $   14.43


Franklin Mills:
     Anchors  (2)                       $ 3,573,931     $    8.34
     Majors   (2)                         2,832,094          9.94
     Specialty                           10,701,220         21.03
     Food Court                             357,266         38.51
                                        ---------------------------
                                        $17,464,511     $   14.18


Sawgrass Mills:
     Anchors  (2,3)                     $ 4,245,642     $    6.44
     Majors   (2)                         2,878,835         12.02
     Specialty                           16,069,922         26.32
     Food Court                           1,349,966         51.00
                                        ---------------------------
                                        $24,544,365     $   15.99


Gurnee Mills:
     Anchors  (2)                       $ 3,326,221     $    5.63
     Majors   (2)                         2,381,639         10.14
     Specialty                           10,991,927         20.77
     Food Court                           1,000,260         55.30
                                        ---------------------------
                                        $17,700,047     $   12.89


Total Mills w/o Joint Ventures:
     Anchors  (2)                       $14,186,632     $    6.42
     Majors   (2)                        11,575,509         10.07
     Specialty                           52,380,320         23.52
     Food Court                           3,353,373         52.38
                                        ---------------------------
                                        $81,495,834     $   14.43
                                        ===========================




(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                             THE MILLS CORPORATION
                         LEASE EXPIRATION SCHEDULE (4)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 2000 multiplied by 12.



                              No. of                         2000                        No. of
                              Leases                      Annualized                     Leases
                              Expiring      Sq Ft          Min. Rent          psf        Expiring      Sq Ft
                              --------      -----          ---------          ---        --------      -----
Ontario Mills:
     Anchors    (2)                 -              -         $       -         $     -        -              -
     Majors     (2)                 -              -                 -               -        -              -
     Specialty                      4         11,851           284,679           24.02       44        193,578
     Food Court                     -              -                 -               -        -              -
                            ------------------------------------------------------------    ---------------------
                                    4         11,851         $ 284,679         $ 24.02       44        193,578


Grapevine Mills:
     Anchors    (2)                 -              -         $       -         $     -        -              -
     Majors     (2)                 -              -                 -               -        -              -
     Specialty                      8         19,528           442,957           22.68       10         24,847
     Food Court                     -              -                 -               -        -              -
                            ------------------------------------------------------------    ---------------------
                                    8         19,528         $ 442,957         $ 22.68       10         24,847


Arizona Mills:
     Anchors    (2)                 -              -               $ -         $     -        -              -
     Majors     (2)                 -              -                 -               -        -              -
     Specialty                      9         35,145           812,950           23.13        8         17,212
     Food Court                     -              -                 -               -        -              -
                            ------------------------------------------------------------    ---------------------
                                    9         35,145         $ 812,950         $ 23.13        8         17,212


The Oasis at Sawgrass:
     Anchors    (2,3)               -              -         $       -         $     -        -              -
     Majors     (2)                 -              -                 -               -        -              -
     Specialty                      -              -                 -               -        -              -
     Food Court                     -              -                 -               -        -              -
                            ------------------------------------------------------------    ---------------------
                                    -              -         $       -         $     -        -              -


Concord Mills:
     Anchors    (2)                 -              -         $       -         $     -        -              -
     Majors     (2)                 -              -                 -               -        -              -
     Specialty                      2         12,107           352,710           29.13        1          2,658
     Food Court                     -              -                 -               -        -              -
                            ------------------------------------------------------------    ---------------------
                                    2         12,107         $ 352,710         $ 29.13        1          2,658

                               2001                       No. of                          2002
                            Annualized                    Leases                       Annualized
                              Min. Rent         psf       Expiring       Sq Ft          Min. Rent           psf
                             ----------         ---       --------       -----          ---------           ---
Ontario Mills:
     Anchors    (2)          $         -        $     -        -               -        $         -         $     -
     Majors     (2)                    -              -        -               -                  -               -
     Specialty                 3,776,522          19.51       23          66,652          1,631,731           24.48
     Food Court                        -              -        -               -                  -               -
                          ------------------------------    --------------------------------------------------------
                             $ 3,776,522        $ 19.51       23          66,652        $ 1,631,731         $ 24.48


Grapevine Mills:
     Anchors    (2)          $         -        $     -        -               -        $         -         $     -
     Majors     (2)                    -              -        1          23,329            279,948           12.00
     Specialty                   592,505          23.85       54         180,783          3,966,652           21.94
     Food Court                        -              -        -               -                  -               -
                          ------------------------------    --------------------------------------------------------
                             $   592,505        $ 23.85       55         204,112        $ 4,246,600         $ 20.81


Arizona Mills:
     Anchors    (2)          $         -        $     -        -               -        $         -         $     -
     Majors     (2)                    -              -        -               -                  -               -
     Specialty                   444,141          25.80       55         177,952          3,939,815           22.14
     Food Court                        -              -        -               -                  -               -
                          ------------------------------    --------------------------------------------------------
                             $   444,141        $ 25.80       55         177,952        $ 3,939,815         $ 22.14


The Oasis at Sawgrass:
     Anchors    (2,3)        $         -        $     -        -               -        $         -         $     -
     Majors     (2)                    -              -        -               -                  -               -
     Specialty                         -              -        2           3,132            179,705           57.38
     Food Court                        -              -        -               -                  -               -
                          ------------------------------    --------------------------------------------------------
                             $         -        $     -        2           3,132        $   179,705         $ 57.38


Concord Mills:
     Anchors    (2)          $         -        $     -        -               -        $         -         $     -
     Majors     (2)                    -              -        -               -                  -               -
     Specialty                    58,476          22.00        2           2,946             92,894           31.53
     Food Court                        -              -        -               -                  -               -
                          ------------------------------    --------------------------------------------------------
                             $    58,476        $ 22.00        2           2,946        $    92,894         $ 31.53


                              No. of                           After 2002                       No. of
                              Leases                           Annualized                       Leases
                              Expiring       Sq Ft              Min. Rent           psf         Expiring       Sq Ft
                              --------       -----              ---------           ---         --------       -----
Ontario Mills:
     Anchors    (2)                4         286,023          $  1,883,132         $  6.58        4          286,023
     Majors     (2)               18         550,504             6,672,886           12.12       18          550,504
     Specialty                    65         182,100             4,797,053           26.34      136          454,181
     Food Court                    3          11,728               594,165           50.66        3           11,728
                            ---------------------------------------------------------------   ------------------------
                                  90       1,030,355          $ 13,947,236         $ 13.54      161        1,302,436


Grapevine Mills:
     Anchors    (2)                4         393,386          $  4,358,510         $ 11.08        4          393,386
     Majors     (2)               12         359,639             4,767,420           13.26       13          382,968
     Specialty                    77         249,784             5,604,759           22.44      149          474,942
     Food Court                    1           9,800               588,000           60.00        1            9,800
                            ---------------------------------------------------------------   ------------------------
                                  94       1,012,609          $ 15,318,689         $ 15.13      167        1,261,096


Arizona Mills:
     Anchors    (2)                5         382,513          $  3,163,114         $  8.27        5          382,513
     Majors     (2)               11         318,218             4,388,224           13.79       11          318,218
     Specialty                    65         240,145             5,603,745           23.33      137          470,454
     Food Court                    1          13,924               832,502           59.79        1           13,924
                            ---------------------------------------------------------------   ------------------------
                                  82         954,800          $ 13,987,585         $ 14.65      154        1,185,109


The Oasis at Sawgrass:
     Anchors    (2,3)              1          32,802          $    615,322         $ 18.76        1           32,802
     Majors     (2)                2          42,578               882,869           20.74        2           42,578
     Specialty                    27         129,598             4,050,153           31.25       29          132,730
     Food Court                    -               -                     -               -        -                -
                            ---------------------------------------------------------------   ------------------------
                                  30         204,978          $  5,548,344         $ 27.07       32          208,110


Concord Mills:
     Anchors    (2)                5         433,278          $  4,714,862         $ 10.88        5          433,278
     Majors     (2)               10         236,731             3,031,141           12.80       10          236,731
     Specialty                   111         399,334             9,624,965           24.10      116          417,045
     Food Court                    1          10,830               588,010           54.29        1           10,830
                            ---------------------------------------------------------------   ------------------------
                                 127       1,080,173          $ 17,958,978         $ 16.63      132        1,097,884

                                   Total
                                 Annualized
                                  Min. Rent             psf
                                  ---------             ---
Ontario Mills:
     Anchors    (2)            $  1,883,132         $  6.58
     Majors     (2)               6,672,886           12.12
     Specialty                   10,489,985           23.10
     Food Court                     594,165           50.66
                            --------------------------------
                               $ 19,640,168         $ 15.08


Grapevine Mills:
     Anchors    (2)            $  4,358,510         $ 11.08
     Majors     (2)               5,047,368           13.18
     Specialty                   10,606,873           22.33
     Food Court                     588,000           60.00
                            --------------------------------
                               $ 20,600,751         $ 16.34


Arizona Mills:
     Anchors    (2)            $  3,163,114         $  8.27
     Majors     (2)               4,388,224           13.79
     Specialty                   10,800,651           22.96
     Food Court                     832,502           59.79
                            --------------------------------
                               $ 19,184,491         $ 16.19


The Oasis at Sawgrass:
     Anchors    (2,3)          $    615,322         $ 18.76
     Majors     (2)                 882,869           20.74
     Specialty                    4,229,858           31.87
     Food Court                           -               -
                            --------------------------------
                               $  5,728,049         $ 27.52


Concord Mills:
     Anchors    (2)            $  4,714,862         $ 10.88
     Majors     (2)               3,031,141           12.80
     Specialty                   10,129,045           24.29
     Food Court                     588,010           54.29
                            --------------------------------
                               $ 18,463,058         $ 16.82


(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leasable area that is owned in fee by Sawgrass Mills Phase III (The Oasis), but leased back to Sawgrass Mills and is sublet to Regal Theatres.

                               THE MILLS CORPORATION
                         LEASE EXPIRATION SCHEDULE (1)


The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of March 31, 2000 multiplied by 12.


                                 No. of                        2000                        No. of
                                 Leases                     Annualized                     Leases
                                Expiring       Sq Ft         Min. Rent            psf     Expiring
                                --------       -----         ---------            ---     --------
Katy Mills:
     Anchors    (2)                 -              -      $          -         $     -        -
     Majors     (2)                 -              -                 -               -        -
     Specialty                      1          1,582            36,386           23.00        1
     Food Court                     -              -                 -               -        -
                            -----------------------------------------------------------  -----------
                                    1          1,582      $     36,386         $ 23.00        1


Total Mills with Joint Ventures:
     Anchors    (2)                 1         78,619      $    255,512         $  3.25        6
     Majors     (2)                 1         20,189           240,000           11.89        4
     Specialty                    124        402,957         9,208,548           22.85      220
     Food Court                    26         21,530         1,223,420           56.82       22
                            -----------------------------------------------------------  -----------
                                  152        523,295      $ 10,927,480         $ 20.88      252
                            ===========================================================  ===========

The Block at Orange:
     Anchors    (2)                 -              -      $          -         $     -        -
     Majors     (2)                 -              -                 -               -        -
     Specialty                      2            826            72,210           87.42        5
     Food Court                     -              -                 -               -        -
                            -----------------------------------------------------------  -----------
                                    2            826      $     72,210         $ 87.42        5

Community Centers:
     Anchors    (2)                 -              -      $          -         $     -        -
     Majors     (2)                 -              -                 -               -        1
     Specialty                     16         74,880           757,244           10.11       49
     Food Court                     -              -                 -               -        -
                            -----------------------------------------------------------  -----------
                                   16         74,880      $    757,244         $ 10.11       50
                            ===========================================================  ===========


Totals:
     Anchors    (2)                 1         78,619      $    255,512         $  3.25        6
     Majors     (2)                 1         20,189           240,000           11.89        5
     Specialty                    142        478,663        10,038,002           20.97      274
     Food Court                    26         21,530         1,223,420           56.82       22
                            -----------------------------------------------------------  -----------
                                  170        599,001      $ 11,756,934         $ 19.63      307
                            ===========================================================  ===========


                                                2001                       No. of                           2002
                                             Annualized                    Leases                        Annualized
                                Sq Ft         Min. Rent         psf       Expiring       Sq Ft           Min. Rent
                                -----         ---------         ---       --------       -----           ----------
Katy Mills:
     Anchors    (2)                 -      $          -        $     -        -               -        $          -
     Majors     (2)                 -                 -              -        -               -                   -
     Specialty                  3,327            66,540          20.00        5           7,017             265,154
     Food Court                     -                 -              -        -               -                   -
                            -------------------------------------------  ----------------------------------------------
                                3,327      $     66,540        $ 20.00        5           7,017        $    265,154

Total Mills with Joint Ventures:
     Anchors    (2)           449,887      $  2,967,277        $  6.60        1          61,265        $    495,000
     Majors     (2)           132,931         1,070,587           8.05        5         129,850           1,154,371
     Specialty                732,602        15,962,004          21.79      251         789,385          18,319,318
     Food Court                16,159           919,111          56.88       13           9,834             517,905
                            -------------------------------------------  ----------------------------------------------
                            1,331,579      $ 20,918,979        $ 15.71      270         990,334        $ 20,486,594
                            ===========================================  ==============================================

The Block at Orange:
     Anchors    (2)                 -      $          -        $     -        -               -        $          -
     Majors     (2)                 -                 -              -        -               -                   -
     Specialty                  4,634           214,937          46.38        5           7,495             224,909
     Food Court                     -                 -              -        -               -                   -
                            -------------------------------------------  ----------------------------------------------
                                4,634      $    214,937        $ 46.38        5           7,495        $    224,909

Community Centers:
     Anchors    (2)                 -      $          -        $     -        -               -        $          -
     Majors     (2)            24,300           133,650           5.50        2          59,300             245,450
     Specialty                176,513         2,369,422          13.42       44         130,054           1,893,771
     Food Court                     -                 -              -        -               -                   -
                            -------------------------------------------  ----------------------------------------------
                              200,813      $  2,503,072        $ 12.46       46         189,354        $  2,139,221
                            ===========================================  ==============================================

Totals:
     Anchors    (2)           449,887       $ 2,967,277        $  6.60        1          61,265        $    495,000
     Majors     (2)           157,231         1,204,237           7.66        7         189,150           1,399,821
     Specialty                913,749        18,546,363          20.30      300         926,934          20,437,998
     Food Court                16,159           919,111          56.88       13           9,834             517,905
                            -------------------------------------------  ----------------------------------------------
                            1,537,026      $ 23,636,988        $ 15.38      321       1,187,183        $ 22,850,724
                            ===========================================  ==============================================


                                             No. of                         After 2002
                                             Leases                         Annualized
                                    psf      Expiring       Sq Ft            Min. Rent            psf
                                    ---      --------       -----           ----------            ---
Katy Mills:
     Anchors    (2)              $     -        3         322,444         $   2,480,720         $  7.69
     Majors     (2)                    -       10         273,549             4,346,639           15.89
     Specialty                     37.79      121         442,150            10,419,370           23.57
     Food Court                        -        1          10,083               655,395           65.00
                            -------------   ---------------------         ------------------------------
                                 $ 37.79      135       1,048,226         $  17,902,124         $ 17.08


Total Mills with Joint Ventures:
     Anchors    (2)              $  8.08       39       3,469,336         $  27,684,503         $  7.98
     Majors     (2)                 8.89       90       2,670,891            33,479,678           12.54
     Specialty                     23.21      755       2,705,558            65,934,312           24.37
     Food Court                    52.66       27          72,864             3,951,009           54.22
                            -------------   ---------------------         ------------------------------
                                 $ 20.69      911       8,918,649         $ 131,049,502         $ 14.69
                            =============   =====================         ==============================

The Block at Orange:
     Anchors    (2)              $     -        2         172,785         $   3,467,818         $ 20.07
     Majors     (2)                    -        7         186,916             2,846,712           15.23
     Specialty                     30.01       59         195,125             5,768,476           29.56
     Food Court                        -       10          12,938               958,121           74.05
                            -------------   ---------------------         ------------------------------
                                 $ 30.01       78         567,764         $  13,041,127         $ 22.97


Community Centers:
     Anchors    (2)              $     -        7         596,017         $   3,752,616         $  6.30
     Majors     (2)                 4.14       16         528,126             3,932,054            7.45
     Specialty                     14.56       78         299,838             4,136,549           13.80
     Food Court                        -        -               -                     -               -
                            -------------   ---------------------         ------------------------------
                                 $ 11.30      101       1,423,981         $  11,821,219         $  8.30
                            =============   =====================         ==============================


Totals:
     Anchors    (2)               $ 8.08       48       4,238,138         $  34,904,937         $  8.24
     Majors     (2)                 7.40      113       3,385,933            40,258,444           11.89
     Specialty                     22.05      892       3,200,521            75,839,337           23.70
     Food Court                    52.66       37          85,802             4,909,130           57.21
                            -------------   ---------------------         ------------------------------
                                 $ 19.25    1,090      10,910,394         $ 155,911,848         $ 14.29
                            =============   =====================         ==============================


                                     No. of                           Total
                                     Leases                         Annualized
                                    Expiring       Sq Ft            Min. Rent            psf
                                    --------       -----            ---------            ---
Katy Mills:
     Anchors    (2)                      3        322,444        $   2,480,720         $  7.69
     Majors     (2)                     10        273,549            4,346,639           15.89
     Specialty                         128        454,076           10,787,450           23.76
     Food Court                          1         10,083              655,395           65.00
                              -----------------------------------------------------------------
                                       142      1,060,152        $  18,270,204         $ 17.23

Total Mills with Joint Ventures:
     Anchors    (2)                     47      4,059,107        $  31,402,292         $  7.74
     Majors     (2)                    100      2,953,861           35,944,636           12.17
     Specialty                       1,350      4,630,502          109,424,182           23.63
     Food Court                         88        120,387            6,611,445           54.92
                              -----------------------------------------------------------------
                                     1,585     11,763,857        $ 183,382,555         $ 15.59
                              =================================================================

The Block at Orange:
     Anchors    (2)                      2        172,785        $   3,467,818         $ 20.07
     Majors     (2)                      7        186,916            2,846,712           15.23
     Specialty                          71        208,080            6,280,532           30.18
     Food Court                         10         12,938              958,121           74.05
                              -----------------------------------------------------------------
                                        90        580,719        $  13,553,183         $ 23.34

Community Centers:
     Anchors    (2)                      7        596,017        $   3,752,616         $  6.30
     Majors     (2)                     19        611,726            4,311,154            7.05
     Specialty                         187        681,285            9,156,986           13.44
     Food Court                          -              -                    -               -
                              -----------------------------------------------------------------
                                       213      1,889,028        $  17,220,756         $  9.12
                              =================================================================

Totals:
     Anchors    (2)                     56      4,827,909        $  38,622,726         $  8.00
     Majors     (2)                    126      3,752,503           43,102,502           11.49
     Specialty                       1,608      5,519,867          124,861,700           22.62
     Food Court                         98        133,325            7,569,566           56.78
                              -----------------------------------------------------------------
                                     1,888     14,233,604        $ 214,156,494         $ 15.05
                              =================================================================

(1) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet are also excluded.

(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

                                RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the three months ended March 31, 2000 and for the years ended December 31, 1999, 1998, 1997, and 1996.

                                                                 ANCHOR STORES
                               ----------------------------------------------------------------------------------
                                   STORE OPENINGS              STORE CLOSINGS                   RELEASING
                                    DURING YEAR                  DURING YEAR                   SPREAD (2)
                              -------------------------   --------------------------     ------------------------
                                AVERAGE                     AVERAGE
                               BASE RENT       TOTAL       BASE RENT        TOTAL
                              PER SQ. FT.     SQ. FT.     PER SQ. FT.      SQ. FT.
                              -------------  -----------  -------------   ----------
POTOMAC MILLS           2000     $    -               -      $   -               -          $   -           -
                        1999         12.00       24,077          -               -              N/A         N/A
                        1998         11.52       65,028          9.46       70,490              2.06        21.75%
                        1997          7.71       73,432          6.30       97,820              1.41        22.33%
                        1996         11.43       33,406         11.55       15,178             (0.12)       (1.04%)

                                                                                            $
FRANKLIN MILLS          2000     $    -               -      $   -               -              -           -
                        1999          -               -          7.24       67,555              N/A         N/A
                        1998         13.33      100,127          6.49       85,242              6.85      105.60%
                        1997         11.27       85,072          7.53       85,072              3.74       49.74%
                        1996         10.41       18,247         10.25       20,000              0.16        1.56%


GURNEE MILLS            2000     $    -               -      $   -               -          $   -           -
                        1999          8.60    55,970(3)          -               -              N/A         N/A
                        1998          7.10       40,752          6.45       40,752              0.65        10.08%
                        1997          4.92   184,259(3)          -               -              N/A         N/A
                        1996         30.00       20,000          -               -              N/A         N/A

                                                                                            $
SAWGRASS MILLS          2000     $    -               -      $   -               -              -           -
                        1999          -               -         15.00       28,152              N/A         N/A
                        1998         15.00       28,152         15.00       28,152              -           -
                        1997          8.91       50,579          8.93       50,579             (0.02)      (0.21%)
                        1996         26.39       20,000         14.86       39,275             11.53        77.59%


ONTARIO MILLS           2000     $    -               -      $   -               -          $   -           -
                        1999         11.82   135,707(4)          6.33       16,595              5.49        86.73%
                        1998          -               -          -                              -           -


GRAPEVINE  MILLS        2000     $    -               -      $   -               -          $   -           -
                        1999          8.78    82,000(5)          -               -              N/A         N/A
                                                                                            $
ARIZONA MILLS           2000     $    -               -      $   -               -              -           -
                        1999          -               -          -               -              -           -


TOTAL MILLS             2000     $    -               -      $   -               -          $   -           -
                        1999         10.39      297,754          9.05      112,302              1.34        14.81%
                        1998         11.94      234,059          8.48      224,636              3.46        40.86%
                        1997          7.33      393,342          7.32      233,471              0.01         0.15%
                        1996         18.54       91,653         12.95       74,453              5.59        43.17%



                                                                     SPECIALTY STORES
                                    ----------------------------------------------------------------------------------
                                        STORE OPENINGS              STORE CLOSINGS                  RELEASING
                                         DURING YEAR                 DURING YEAR                    SPREAD (2)
                                   -------------------------   -------------------------    --------------------------
                                      AVERAGE                  AVERAGE
                                     BASE RENT      TOTAL      BASE RENT        TOTAL
                                    PER SQ. FT.    SQ. FT.     PER SQ. FT.     SQ. FT.
                                    ------------- -----------  -------------  -----------
POTOMAC MILLS           2000          $   28.74     26,011        $  22.89       31,409        $    5.85       25.57%
                        1999              26.70     73,060           23.42       76,881             3.29       14.03%
                        1998              27.68     70,769           27.91       62,034            (0.23)      (0.79%)
                        1997              22.78    128,964           21.77      127,191             1.00        4.61%
                        1996              23.64     83.594           21.80       66,607             1.84        8.44%


FRANKLIN MILLS          2000          $   29.10     17,637        $  23.41       21,273        $    5.69       24.30%
                        1999              21.83     86,646           23.34      113,810            (1.50)      (6.44%)
                        1998              19.18    150,869           17.65      113,961             1.53        8.65%
                        1997              20.16    112,670           19.34      106,202             0.83        4.29%
                        1996              20.08     73,880           18.61      115,416             1.47        7.90%


GURNEE MILLS            2000          $   27.43     10,604        $  21.71       26,032        $    5.72       26.32%
                        1999              22.74     65,922           19.92       95,997             2.82       14.16%
                        1998              21.07     99,886           18.59       88,220             2.48       13.35%
                        1997              20.75    101,771           19.24      104,086             1.51        7.87%
                        1996              19.01     74,447           18.63       71,457             0.38        2.04%


SAWGRASS MILLS          2000          $   30.26     14,779        $  28.63       23,145        $    1.63        5.71%
                        1999              39.16     31,982           31.15       55,470             8.01       25.71%
                        1998              32.52     48,268           26.32       49,373             6.20       23.54%
                        1997              30.00     72,188           24.57       64,626             5.42       22.08%
                        1996              29.63     58,904           22.24       57,770             7.39       33.23%


ONTARIO MILLS           2000          $   40.00      1,071        $  23.33       14,646        $   16.67       71.44%
                        1999              29.65     30,580           27.97       39,224             1.67        5.97%
                        1998              27.34     35,616           27.64       26,400            (0.30)      (1.08%)


GRAPEVINE  MILLS        2000          $   23.26      6,947        $  24.77       29,977        $   (1.51)      (6.10%)
                        1999              26.81      9,195           27.27       30,776            (0.46)      (1.70%)


ARIZONA MILLS           2000          $   47.38      1,815        $  23.32       22,596        $   24.06      103.17%
                        1999              26.83     16,566           27.49       22,020            (0.66)      (2.40%)


TOTAL MILLS             2000          $   29.03     78,864        $  23.99      169,078        $    5.04       21.01%
                        1999              26.09    318,864           24.50      454,633             1.59        6.49%
                        1998              23.43    405,408           21.80      339,988             1.63        7.49%
                        1997              22.83    415,593           20.92      402,105             1.90        9.10%
                        1996              22.76    290,825           19.97      311,250             2.79       13.97%




(1)     Katy Mills, Concord Mills, The Oasis at Sawgrass, and The Block at
        Orange are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 and Grapevine Mills and Arizona Mills for 1998 are excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the three months ended
        March 31, 2000, and for the years ended December 31, 1999, 1998, 1997 and 1996. Openings and closings include renewals but exclude exercised options. The releasing spreads for the three months ended March 31, 2000 may not be representative of annualized leasing spreads due to the limited time period.

(3) For 1997, primarily consists of expansion space related to two anchor stores, Bass Pro and Computer City comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. The Bass Pro lease is expected to provide substantial percentage rent in addition to the base rent stated above. For 1999, consists of expansion space related to an anchor store, Rinkside Sports comprising 55,970 sq. ft.

(4)     Consists of expansion space related to several anchor stores, Sam Ash
        Music, Iguana Ameramex, Hollytron, Cost Plus, and Vans Skate Park comprising 23,086 sq. ft., 23,194 sq. ft., 21,978 sq. ft., 20,121 sq.
        ft., and 47,328 sq. ft., respectively.

(5)     Consists of expansion space related to Polar Ice.

Note:   Totals may not sum due to rounding

                                 AVERAGE RENTS

The following table sets forth, for the three months ended March 31, 2000 and each of the last four years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                         MINIMUM RENT PLUS PERCENTAGE RENT
                                         ----------------------------------
                                                   TOTAL STORES
                              AVERAGE    ----------------------------------
                              PERCENT
                             LEASED (1)        TOTAL         PER SQ. FT.
                             ----------   --------------- ---------------
POTOMAC MILLS
           2000                   97%     $  22,210,243        $  14.71
           1999                   96         22,184,170           14.78
           1998                   95         21,443,619           14.43
           1997                   96         20,980,272           14.04
           1996                   96         20,865,975           14.00

FRANKLIN MILLS
           2000                   91%        18,549,496           13.35
           1999                   95         18,889,430           13.05
           1998                   94         17,689,143           12.38
           1997                   92         16,549,052           11.47
           1996                   92         16,318,689           11.40

SAWGRASS MILLS
           2000                   95%        26,665,139           17.34
           1999 (2)               97         27,047,670           17.21
           1998 (2)               98         26,969,276           17.29
           1997 (2)               97         26,448,955           17.08
           1996                   98         25,787,924           16.55

GURNEE MILLS
           2000                   96%        18,636,102           13.47
           1999                   96         18,652,338           13.60
           1998                   96         17,525,250           13.06
           1997                   91         15,900,406           13.80
           1996                   90         15,340,496           13.62

ONTARIO MILLS

           2000                   97%        21,144,425           16.20
           1999                   98         19,953,687           16.35
           1998                   98         19,516,934           16.50
           1997                   95         18,708,479           17.11

GRAPEVINE MILLS

           2000                   97%        23,808,244           16.36
           1999 (3)               97         21,608,407           17.78
           1998                   95         21,108,019           18.03

ARIZONA MILLS
           2000                   97%        21,737,543           18.11
           1999                   97%        21,527,568           17.97
           1998                   95         19,165,290           16.82

THE OASIS AT SAWGRASS
           2000                   92%         6,565,056           31.06

CONCORD MILLS
           2000                   89%        20,567,269           18.74

KATY MILLS
           2000                   91%        19,599,102           18.53

TOTAL - MILLS

           2000                   94%     $ 199,482,619        $  16.42
           1999                   97        149,863,270           15.73
           1998                   96        143,417,531           15.41
           1997                   94         98,587,164           14.65
           1996                   94         78,313,084           13.97

                             MINIMUM RENT PLUS PERCENTAGE RENT
                            -----------------------------------
                                        ANCHOR STORES
                            -----------------------------------

                                   TOTAL          PER SQ. FT.
                            -----------------  ---------------
POTOMAC MILLS
           2000                $ 6,504,705          $   7.07
           1999                  6,228,103              6.93
           1998                  6,001,966              6.75
           1997                  6,284,111              6.86
           1996                  6,142,999              6.76

FRANKLIN MILLS
           2000                  6,743,563              7.79
           1999                  6,799,317              7.44
           1998                  6,050,348              6.61
           1997                  5,700,661              6.05
           1996                  5,291,698              5.67

SAWGRASS MILLS
           2000                  7,013,076              7.81
           1999 (2)              7,428,095              8.10
           1998 (2)              7,265,079              8.13
           1997 (2)              7,384,896              8.28
           1996                  7,150,346              8.03

GURNEE MILLS
           2000                  5,719,741              6.93
           1999                  5,350,186              6.71
           1998                  5,022,342              6.52
           1997                  4,418,036              7.42
           1996                  3,823,991              6.78

ONTARIO MILLS

           2000                  9,111,343             10.89
           1999                  7,716,126             10.69
           1998                  7,300,086             10.61
           1997                  6,358,058             10.11

GRAPEVINE MILLS

           2000                 11,311,456             11.86
           1999 (3)              8,986,655             12.75
           1998                  8,797,950             12.74

ARIZONA MILLS
           2000                  8,268,108             11.80
           1999                  8,158,743             11.71
           1998                  7,262,540             10.83

THE OASIS AT SAWGRASS
           2000                  1,626,254             21.57

CONCORD MILLS
           2000                  7,898,713             11.79

KATY MILLS
           2000                  7,439,006             12.48

TOTAL - MILLS

           2000                $71,635,965          $   9.76
           1999                 50,667,225              8.97
           1998                 47,700,311              8.65
           1997                 30,145,762              7.58
           1996                 22,409,034              6.80
                            MINIMUM RENT PLUS PERCENTAGE RENT
                           -----------------------------------
                                      SPECIALTY STORES
                           -----------------------------------

                                  TOTAL           PER SQ. FT.
                           -----------------  ----------------
POTOMAC MILLS
           2000               $15,705,538          $  26.67
           1999                15,956,067             26.31
           1998                15,441,653             25.91
           1997                14,696,161             25.44
           1996                14,722,976             23.32

FRANKLIN MILLS
           2000                11,805,933             22.56
           1999                12,090,113             22.67
           1998                11,638,795             22.64
           1997                10,848,391             21.68
           1996                11,026,991             22.16

SAWGRASS MILLS
           2000                19,652,063             30.72
           1999 (2)            19,619,575             30.00
           1998 (2)            19,704,197             29.57
           1997 (2)            19,064,059             29.04
           1996                18,637,578             27.90

GURNEE MILLS
           2000                12,916,361             23.14
           1999                13,302,152             23.20
           1998                12,502,908             21.85
           1997                11,482,370             20.63
           1996                11,516,505             20.50

ONTARIO MILLS

           2000                12,033,082             25.67
           1999                12,237,561             24.55
           1998                12,216,848             24.68
           1997                12,350,421             26.59

GRAPEVINE MILLS

           2000                12,496,788             24.92
           1999 (3)            12,621,752             24.72
           1998                12,310,069             25.63

ARIZONA MILLS
           2000                13,469,435             26.97
           1999                13,368,825             26.69
           1998                11,902,750             25.41

THE OASIS AT SAWGRASS
           2000                 4,932,802             36.31

CONCORD MILLS
           2000                12,668,556             29.65

KATY MILLS
           2000                12,160,096             26.34

TOTAL - MILLS

           2000              $127,846,654          $  26.61
           1999                99,196,045             25.61
           1998                95,717,220             25.24
           1997                68,441,402             24.84
           1996                55,904,050             24.21


---------------------------
(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

(3) Annual rent excludes$1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.

Note: The above amounts do not include Mainstreet retail income of $2,423,346 for 1999, $2,205,661 for 1998, $2,066,991 for 1997, and
         $2,088,000 for 1996. 2000 includes an estimate of annualized percentage rent.

                                 AVERAGE RENTS

The following table sets forth, for each of the last five years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.


                                                               MINIMUM RENT PLUS PERCENTAGE RENT
                                          -------------------------------------------------------------------
                                                         TOTAL STORES                  ANCHOR STORES
                              AVERAGE     -------------------------------------------------------------------
                              PERCENT
                             LEASED (1)        TOTAL         PER SQ. FT.          TOTAL          PER SQ. FT.
                             ----------   --------------- ---------------  -----------------  ---------------
THE BLOCK AT ORANGE
           2000                   92%     $  16,288,683      $   27.43        $   6,718,463    $       18.68
           1999                   93         16,282,327          27.10            6,715,008            18.67

TOTAL (INCL THE BLOCK)
           2000                   94%     $ 215,771,302      $   16.94        $  78,354,428    $       10.17
           1999                   96        166,145,597          16.41           57,382,233             9.55
                             MINIMUM RENT PLUS PERCENTAGE RENT
                             --------------------------------
                                     SPECIALTY STORES
                             --------------------------------

                                  TOTAL           PER SQ. FT.
                             ---------------  ---------------
THE BLOCK AT ORANGE
           2000              $    9,570,220      $     40.87
           1999                   9,567,319            39.67

TOTAL (INCL THE BLOCK)
           2000              $  137,416,874      $     27.27
           1999                 108,763,364            26.43

(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.

Note: The above amounts do not include Mainstreet retail income of $557,215 for 2000, $2,423,346 for 1999, $2,205,661 for 1998, $2,066,991 for
         1997, and $2,088,000 for 1996. 2000 includes an estimate of annualized percentage rent.

                             THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF MARCH 31, 2000



                                      Principal                                       Annual
                                       Balance                                       Interest                   Maturity
                                       (000's)       Interest Rate Type                Rate                       Date
                                       -------       ------------------                -----                       ----
Potomac Mills/Gurnee Mills:
        Tranche A                       $201,838         Fixed                            6.905%             12/17/2026 (1)
        Tranche B                         27,000         Fixed                            7.021%             12/17/2026 (1)
        Tranche C                         15,000         Fixed                            7.235%             12/17/2026 (1)
        Tranche D                         30,000         Fixed                            7.701%             12/17/2026 (1)
Franklin Mills and Liberty Plaza
        Tranche A                        107,225         Fixed                            7.882%               6/1/2027 (3)
        Mortgage Loan                     19,506         Fixed                            7.440%               6/1/1927 (3)
        Mortgage Loan                     12,762         Fixed                            6.220%               6/1/1927 (3)
Sawgrass Mills                           277,750        Variable               275 bp over Libor              6/18/2001
Ten Community Centers                    111,410         Fixed                            7.300%               2/1/2029
Concord Mills Residual III                 8,788        Variable               200 bp over Libor             12/31/2000
                                     ------------
Total Property Mortgages                 811,279
                                     ------------
Corporate Misc                               249         Fixed                            8.250%             10/31/2000
Corporate Misc                             2,400         Fixed                            6.200%              7/15/2000
Corporate Line of Credit                  90,000        Variable               150 bp over Libor              5/31/2000 (8)
Sawgrass Residual                          4,266        Variable               165 bp over Libor              1/18/2001
                                     ------------
      Total                             $908,194
                                     ============


                                          Annual             Earliest day    Recourse to
                                        Interest            at which debt     Company or
                                         (000's)            can be repaid    Op. Ptnrshp
                                          -------            -------------    -----------
Potomac Mills/Gurnee Mills:
        Tranche A                     $  13,936                     (2)           0%
        Tranche B                         1,896                     (2)           0%
        Tranche C                         1,085                     (2)           0%
        Tranche D                         2,310                     (2)           0%
Franklin Mills and Liberty Plaza                                                  0%
        Tranche A                         8,451                     (4)           0%
        Mortgage Loan                     1,451                     (4)           0%
        Mortgage Loan                       794                     (4)           0%
Sawgrass Mills                           24,671                     (5)           0%
Ten Community Centers                     8,133                    (11)           0%
Concord Mills Residual III                  715                    (12)          100%
                                     -----------
Total Property Mortgages                 63,442
                                     -----------
Corporate Misc                               21                     (9)           0%
Corporate Misc                              149                     (9)           0%
Corporate Line of Credit                  6,869 (6)            (7), (8)          100%
Sawgrass Residual                           331 (6)                (10)           0%
                                     -----------
      Total                           $  70,812
                                     ===========








(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could have earn if it invested the repayment in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) The indebtedness is a non-amortizing loan with an anticipated balloon payment date of On June 18, 2001. The loan bears interest at a January 31, 2000, the loan was repaid with proceeds of a new $285,000 permanent loan. The new indebtedness is a non-amortizing variable rate of 275 bp over Libor. Prepayment of the entire loan balance is permitted with a prepayment penalty of $2,215.

(6) Calculated using 30-day LIBOR at 6.1325%, which was the rate at March 31, 2000.

(7)   Prepayable, in whole or in part, at any time without prepayment penalty.

(8) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 150 bp at 3/31/00). The Company is currently negotiating with the lender to increase the line of credit to $125,000 and will extend the term of the loan.

(9) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(10) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(11) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(12) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. Interest accrues at 200 bp over LIBOR. The indebtedness matures on December 31, 2000.

                             THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                              AS OF MARCH 31, 2000


                      Principal                                                  Annual
                       Balance              Total        Interest Rate          Interest
                       (000's)            Commitment        Type                  Rate
                       ------             ----------        ----                  ----
Arizona Mills         $    142,214             142,214    Variable        130 bp over Libor (5)
Grapevine Mills            155,000             155,000     Fixed                     6.465%
Ontario Mills              143,221             145,000     Fixed                     6.750%
City Block at Orange       127,978             136,000    Variable        135 bp over Libor (6)
Sawgrass Phase III          44,000              44,000    Variable        110 bp over Libor (7)
Sawgrass Phase III           2,806               6,500    Variable        275 bp over Libor
Concord Mills              176,643             199,000    Variable        120 bp over Libor (13)
Katy Mills                 153,404             168,000    Variable        175 bp over Libor
Opry Mills                  73,140             168,000    Variable        200 bp over Libor
Arundel Mills               10,000              10,000    Variable        165 bp over Libor
Sugarloaf Mills             12,000              12,000    Variable        350 bp over Libor
                    ---------------     ---------------
      Total           $  1,040,406           1,185,714
                    ===============     ===============
                                        Annual        Earliest day      Recourse to
                        Maturity       Interest       at which debt     Company or
                          Date         (000's)        can be repaid     Op. Ptnrshp
                          ----         -------        -------------     -----------
Arizona Mills            2/1/2002       $10,570 (4)       (1)             9.2%    (10)
Grapevine Mills          9/1/2032 (8)    10,021           (2)             0.0%
Ontario Mills           12/1/2028 (9)     9,667           (3)             0.0%
City Block at Orange    1/22/2002         9,576 (4)       (3)            26.7%    (11)
Sawgrass Phase III      1/18/2001         3,182 (4)      (15)             0.0%    (12)
Sawgrass Phase III      1/18/2001           249 (4)      (15)             0.0%    (12)
Concord Mills           12/2/2001        12,952 (4)       (2)            10.0%    (13)
Katy Mills              3/31/2002        12,092 (4)      (15)            25.0%    (14)
Opry Mills              10/1/2002         5,948 (4)      (16)           100.0%    (17)
Arundel Mills           12/9/2000           778 (4)      (18)            50.0%    (19)
Sugarloaf Mills        12/20/2000         1,156 (4)      (18)           100.0%    (20)
                                       ---------
      Total                             $76,191
                                       =========





(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.

(4) Calculated using 30-day LIBOR at 6.1325%, which was the rate at March 31, 2000.

(5) The loan is a construction facility with a maximum availability of $142,214. The rate is capped at 9.5% until maturity, plus credit spread, based on one month LIBOR.

(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred,
      (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors, (iv) the DSC Ratio for any Calculation Period is equal to or greater than 1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than 1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.


(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of March 31, 2000, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.

(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of March 31, 2000 the guarantee amount was $34,000.

(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of March 31, 2000, the guarantee amount was 0%.

(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements; (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months; (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of March 31, 2000, the guarantee amount was 10%.

(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
      (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of March 31, 2000, the guarantee amount was 25%.

(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(17) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%.


(18) Prepayable, in whole or in part, at any time upon 5 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.


(19)  Principal is guaranteed severally by the Company and Simon Property
      Group.

(20)  Principal is guaranteed by the Company.

                             THE MILLS CORPORATION
                      GROSS TENANT REPORTED SALES (1) (2)
                                 MARCH 31, 2000

                            Twelve Months ended March 31, 2000                     Twelve Months ended March 31, 1999
                           ------------------------------------                  --------------------------------------
                             Sq Ft          Sales         psf                      Sq Ft            Sales        psf
                             -----          -----         ---                      -----            -----        ---
Potomac Mills:
   Anchor/Majors              909,858    $ 206,081,187  $    226                    904,826      $194,776,724    $  215
   Specialty                  584,207      193,630,312       331                    584,059       187,087,091       320
   Temporary/Kiosk                  -        4,524,187         -                          -         5,077,507         -
                           --------------------------------------                ---------------------------------------

                            1,494,065    $ 404,235,686  $    271                  1,488,885      $386,941,322    $  260

Franklin Mills:
   Anchor/Majors              956,789    $ 157,426,586  $    165                    981,348       156,995,958    $  160
   Specialty                  516,725      165,044,020       319                    540,324       161,506,770       299
   Temporary/Kiosk                  -        5,766,896         -                          -         2,924,479         -
                           --------------------------------------                ---------------------------------------

                            1,473,514    $ 328,237,502  $    223                  1,521,672       321,427,207    $  211

Sawgrass Mills:
   Anchor/Majors            1,133,775    $ 346,459,410  $    306                  1,226,593       347,580,604    $  283
   Specialty                  642,871      278,882,369       434                    663,410       295,500,839       445
   Temporary/Kiosk                  -       10,904,907         -                          -         9,933,193         -
                           --------------------------------------                ---------------------------------------

                            1,776,646    $ 636,246,686  $    358                  1,890,003       653,014,636    $  346

Gurnee Mills:
   Anchor/Majors              837,424    $ 138,378,972  $    165                    825,925       140,331,068    $  170
   Specialty                  554,590      164,676,367       297                    572,137       160,611,454       281
   Temporary/Kiosk                  -        7,113,366         -                          -         6,416,242         -
                           --------------------------------------                ---------------------------------------

                            1,392,014    $ 310,168,705  $    223                  1,398,062       307,358,764    $  220

Ontario Mills:
   Anchor/Majors              900,958    $ 149,732,671  $    166                    839,068       135,438,800    $  161
   Specialty                  471,040      173,894,528       369                    484,657       168,313,818       347
   Temporary/Kiosk                  -        7,415,951         -                          -         8,204,025         -
                           --------------------------------------                ---------------------------------------

                            1,371,998    $ 331,043,150  $    241                  1,323,725       311,956,643       236

Grapevine Mills:
   Anchor/Majors              854,482    $ 187,169,681  $    219                    689,039       114,761,275    $  167
   Specialty                  502,463      149,067,457       297                    494,393       146,276,684       296
   Temporary/Kiosk                  -        8,056,594         -                          -         9,210,464         -
                           --------------------------------------                ---------------------------------------

                            1,356,945    $ 344,293,732  $    254                  1,183,432       270,248,423    $  228

Arizona Mills:
   Anchor/Majors              686,380    $ 119,437,835  $    174                    673,225       113,937,091    $  169
   Specialty                  485,171      153,155,303       316                    470,756       138,589,961       294
   Temporary/Kiosk                  -        6,054,356         -                          -        10,433,707         -
                           --------------------------------------                ---------------------------------------

                            1,171,551    $ 278,647,494  $    238                  1,143,981       262,960,759   $   230


Total Mills
   Anchor/Majors            6,279,666   $1,304,686,342  $    208                  6,140,024     1,203,821,520   $   196
   Specialty                3,757,067    1,278,350,356       340                  3,809,736     1,257,886,617       330
   Temporary Kiosk                  -       49,836,257         -                          -        52,199,617         -
                           --------------------------------------                ---------------------------------------

                           10,036,733   $2,632,872,955  $    262                  9,949,760     2,513,907,754   $   253
                           ======================================                =======================================

The Block at Orange
   Anchor/Majors              357,875    $  62,451,708   $   175                  N/A (1)          N/A (1)     N/A (1)
   Specialty                  236,494       81,508,401       345                  N/A (1)          N/A (1)     N/A (1)
   Temporary/Kiosk                  -        6,374,024         -                  N/A (1)          N/A (1)     N/A (1)
                           --------------------------------------                ---------------------------------------

                              594,369    $ 150,334,133   $   253                  N/A (1)          N/A (1)     N/A (1)


Total Mills and The Block
   Anchor/Majors            6,637,541   $1,367,138,050   $   206                   6,140,024    1,203,821,520   $   196
   Specialty                3,993,561    1,359,858,757       341                   3,809,736    1,257,886,617       330
   Temporary Kiosk                  -       56,210,281         -                           -       52,199,617         -
                           --------------------------------------                ---------------------------------------
                           10,631,102   $2,783,207,088   $   262                   9,949,760   $2,513,907,754   $   253
                           ======================================                =======================================
                           Twelve Months ended December 31, 1999
                           --------------------------------------
                             Sq Ft           Sales        psf
                             -----           -----        ----

Potomac Mills:
   Anchor/Majors              908,839   $  203,605,964   $   224
   Specialty                  589,380      194,162,316       329
   Temporary/Kiosk                  -        4,402,397         -
                           --------------------------------------
                            1,498,219   $  402,170,677   $   268

Franklin Mills:
   Anchor/Majors              958,557   $  161,484,240   $   168
   Specialty                  522,365      164,958,255       316
   Temporary/Kiosk                  -        6,502,230         -
                           --------------------------------------
                            1,480,922   $  332,944,725   $   225

Sawgrass Mills:
   Anchor/Majors            1,140,813   $  342,642,918   $   300
   Specialty                  648,498      282,866,635       436
   Temporary/Kiosk                  -        9,002,205         -
                           --------------------------------------
                            1,789,311   $  634,511,758   $   355

Gurnee Mills:
   Anchor/Majors              832,290   $  139,416,739   $   168
   Specialty                  567,505      164,669,598       290
   Temporary/Kiosk                  -        7,067,600         -
                           --------------------------------------
                            1,399,795   $  311,153,937   $   222

Ontario Mills:
   Anchor/Majors              871,267   $  145,908,434   $   167
   Specialty                  479,270      173,224,557       361
   Temporary/Kiosk                  -        7,306,868         -
                           --------------------------------------
                            1,350,537   $  326,439,859   $   242

Grapevine Mills:
   Anchor/Majors              803,425   $  172,500,779   $   215
   Specialty                  506,035      150,259,271       297
   Temporary/Kiosk                  -        9,030,995         -
                           --------------------------------------
                            1,309,460   $  331,791,045   $   253

Arizona Mills:
   Anchor/Majors              674,963   $  118,027,825   $   175
   Specialty                  489,120      150,345,621       307
   Temporary/Kiosk                  -        7,321,984         -
                           --------------------------------------
                            1,164,083   $  275,695,430   $   237


Total Mills
   Anchor/Majors            6,190,154   $1,283,586,899   $   207
   Specialty                3,802,173    1,280,486,253       337
   Temporary Kiosk                  -       50,634,279         -
                            -------------------------------------
                            9,992,327   $2,614,707,431   $   262
                           ======================================

The Block at Orange
   Anchor/Majors              357,956   $   63,274,627   $   177
   Specialty                  239,765       80,930,385       338
   Temporary/Kiosk                  -        7,208,445         -
                           --------------------------------------
                              597,721   $  151,413,457   $   253


Total Mills and The Block
   Anchor/Majors            6,548,110   $1,346,861,526   $   206
   Specialty                4,041,938    1,361,416,638       337
   Temporary Kiosk                  -       57,842,724         -
                           --------------------------------------
                           10,590,048   $2,766,120,888   $   261
                           ======================================



(1) The Oasis at Sawgrass, Concord Mills, and Katy Mills are excluded from this analysis, since they did not open until April 1999, September 1999, and October 1999, respectively, and do not have twenty-four months of sales data for comparison.

(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                             THE MILLS CORPORATION
                    COMPARABLE SPECIALTY STORE TENANT SALES
                    THREE MONTHS 2000 VS. THREE MONTHS 1999
                                (IN THOUSANDS)

                                         YTD               YTD
                                    Mar. 31, 2000     Mar. 31, 1999      Percentage
                                        Sales             Sales            Change
                                        -----             -----            ------
Property Name:
-------------
     Potomac Mills                       $  32,554         $  32,977             -1.3%



     Franklin Mills                         28,361            29,446             -3.7%



     Sawgrass Mills                         58,292            59,555             -2.1%



     Gurnee Mills                           26,630            26,370              1.0%



     Ontario Mills                          30,584            27,709             10.4%



     Grapevine Mills                        25,994            26,263             -1.0%



     Arizona Mills                          28,026            26,193              7.0%
                                        -----------       -----------         ---------


     Total Mills                         $ 230,441         $ 228,513              0.8%
                                        ===========       ===========         =========


     The Block at Orange                 $  14,615         $  13,797              5.9%
                                        -----------       -----------         ---------


     Total including The Block           $ 245,056         $ 242,310              1.1%
                                        ===========       ===========         =========


Note: Comparable sales presented above are based on tenant reported sales for the three months of 2000 versus the three months of 1999 and include only those tenants that have been in occupancy for the past 15 months.

                             THE MILLS CORPORATION
                             CAPITAL EXPENDITURES



MILLS, BLOCK and COMMUNITY CENTERS COMBINED (9, 10)

                                                          Three Months Ended            Year ended December 31,
                                                            March 31, 2000            1999                  1998
                                                          ------------------     ----------------      ---------------

RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                              $ 39,989            $ 284,206          $ 1,356,290


Per Square Foot (2)                                                    0.00                 0.03                 0.12


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                             $ 687,082          $ 3,934,656          $ 4,497,574


Per Square Foot Improved (4)                                           9.77                 8.52                 7.85
Per Square Foot (2)                                                    0.07                 0.38                 0.46

TOTAL RECURRING COSTS

Costs                                                             $ 727,071          $ 4,218,862          $ 5,853,864
Per Square Foot (2)                                                    0.08                 0.41                 0.58


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                           $ 4,909,436 (7)     $ 22,811,936 (7)     $ 18,774,753 (7)


Per Square Foot Improved (5)                                          63.00                51.85                71.68
Per Square Foot (2)                                                    0.38                 1.91                 1.58


WORK IN PROCESS (6)

Cummulative Costs                                               $ 4,823,367          $ 2,676,259          $ 8,447,326


Cummulative Per Square Foot Improved (8)                              13.25                18.81                25.99


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Excludes projects that have not completed at least one full calendar year of operations.

(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS AND BLOCK PORTFOLIO (9, 10)

                                                         Three Months Ended         Year ended December 31,
                                                          March 31, 2000             1999                 1998
                                                        -----------------      ---------------      ---------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                            $ 3,035            $ 111,657            $ 852,262


Per Square Foot (2)                                                 0.00                 0.01                 0.10


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                          $ 636,783          $ 3,647,528          $ 3,304,643


Per Square Foot Improved (4)                                        9.90                 9.28                 8.53
Per Square Foot (2)                                                 0.08                 0.44                 0.44

TOTAL RECURRING COSTS

Costs                                                          $ 639,818          $ 3,759,185          $ 4,156,905
Per Square Foot (2)                                                 0.08                 0.45                 0.54


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                        $ 4,722,793 (7)     $ 16,842,194 (7)     $ 18,038,585 (7)


Per Square Foot Improved (5)                                       65.24                64.28                96.48
Per Square Foot (2)                                                 0.44                 1.73                 1.86


WORK IN PROCESS (6)

Cummulative Costs                                            $ 3,850,162          $ 1,955,746          $ 6,779,660


Cummulative Per Square Foot Improved (8)                           17.50                38.97                38.45


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Mills Phase III (The Oasis), Ontario Mills and Grapevine Mills.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9) Excludes projects that have not completed at least one full calendar year of operations.

(10) Capital expenditures include only the Company's share of costs related to the joint venture projects. The capital expenditures for the twelve months ended December 31, 1999 and 1998 have been adjusted to include only the Company's share of costs related to the joint ventures versus the total costs for the joint ventures as reported previously.

COMMUNITY CENTERS

                                                        Three Months Ended           Year ended December 31,
                                                          March 31, 2000             1999                 1998
                                                        -----------------      ---------------      ---------------


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                           $ 36,954            $ 172,549            $ 504,028

Per Square Foot (2)                                                 0.02                 0.08                 0.23


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                           $ 50,299            $ 287,128          $ 1,192,931


Per Square Foot Improved (4)                                        7.94                 3.83                 6.10
Per Square Foot (1)                                                 0.02                 0.13                 0.54

TOTAL RECURRING COSTS

Costs                                                           $ 87,253            $ 459,677          $ 1,696,959
Per Square Foot (2)                                                 0.04                 0.21                 0.77


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                          $ 186,643          $ 5,969,742            $ 736,168


Per Square Foot Improved (5)                                       33.71                33.49                 9.76
Per Square Foot (2)                                                 0.08                 2.71                 0.33

WORK IN PROCESS (6)

Cummulative Costs                                              $ 973,205            $ 720,513          $ 1,667,666

Cummulative Per Square Foot Improved (7)                            6.76                 7.83                11.22

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.